                                                                     Exhibit 4.1
                                                                     -----------

                             CERTIFICATE OF TRUST

          The undersigned, the trustees of McKesson Financing Trust, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. (S)
                                                                     ---- --
3801 et seq., hereby certify as follows:
     -- ---

          1. The name of the business trust being formed hereby (the "Trust") is "McKesson Financing Trust".

          2. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

               First Chicago Delaware Inc.
               300 King Street
               Wilmington, DE 19801

          3. This Certificate of Trust shall be effective as of the date of its filing.

Dated:  February 5, 1997
                                      /s/ William A. Armstrong
                              -----------------------------------
                              Name:  William A. Armstrong
                              Title: Regular Trustee


                                      /s/ Ivan D. Meyerson
                              -----------------------------------
                              Name:  Ivan D. Meyerson
                              Title: Regular Trustee


                                      /s/ Nancy Miller
                              -----------------------------------
                              Name:  Nancy Miller
                              Title: Regular Trustee

                              THE FIRST NATIONAL BANK OF
                              CHICAGO, as Institutional Trustee
                              By:    /s/ Richard D. Manella
                                  -------------------------------
                                    Name:  Richard D. Manella
                                    Title: Vice President


                              FIRST CHICAGO DELAWARE
                              INC., as Delaware Trustee
                              By:    /s/ Richard D. Manella
                                  -------------------------------
                                    Name:  Richard D. Manella
                                    Title: Vice President

                                       2